SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SUNCOAST BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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SUNCOAST BANCORP, INC.

April 15, 2005

To the Shareholders of

SunCoast Bancorp, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of SunCoast Bancorp which will be held at The Field Club, 1400 Field Road, Sarasota, Florida 34231, on Tuesday, May 10, 2005 beginning at 10:00 a.m.

At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

/s/ John T. Stafford
John T. Stafford
President and Chief Executive Officer

SUNCOAST BANCORP, INC.

8592 Potter Park Drive, Suite 200

Sarasota, FL 34238

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 10, 2005

Notice is hereby given that the Annual Meeting of Shareholders of SunCoast Bancorp, Inc. will be held at The Field Club, 1400 Field Road, Sarasota, Florida 34231, on Tuesday, May 10, 2005, at 10:00 a.m. (“Annual Meeting”), for the following purposes:

1. To elect eight directors to serve until the Annual Meeting of Shareholders in 2006.

2. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 4, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to SunCoast Bancorp in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of SunCoast Bancorp an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John T. Stafford
John T. Stafford
President and Chief Executive Officer

April 15, 2005

Please complete, date and sign the enclosed proxy and return it promptly to Continental Stock Transfer Company in the envelope provided whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

PROXY STATEMENT

FOR

2005 ANNUAL MEETING OF SHAREHOLDERS

OF

SUNCOAST BANCORP, INC.

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of SunCoast Bancorp in connection with the solicitation of proxies by the Board of Directors of SunCoast Bancorp from holders of the outstanding shares of common stock of SunCoast Bancorp for use at the Annual Meeting of Shareholders to be held on Tuesday, May 10, 2005, and at any adjournment or postponement thereof. The Annual Meeting is being held to (i) elect eight directors to serve until the Annual Meeting of Shareholders in 2006, and (ii) transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors of SunCoast Bancorp knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 12, 2005, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of SunCoast Bancorp on or about April 15, 2005.

The principal executive offices of SunCoast Bancorp are located at 8592 Potter Park Drive, Suite 200, Sarasota, Florida 34238, and its telephone number at such offices is (941) 923-0500.

Record Date, Solicitation and Revocability of Proxies

The Board of Directors of SunCoast Bancorp has fixed the close of business on April 4, 2005 as the record date for the determination of SunCoast Bancorp shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of SunCoast Bancorp common stock at the close of business on such date will be entitled to vote at the Annual Meeting. At the close of business on such date, there were 734,981 shares of SunCoast Bancorp common stock outstanding and entitled to vote. Holders of SunCoast Bancorp common stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of SunCoast Bancorp common stock held of record at the close of business on April 4, 2005. The affirmative vote of the holders of a plurality of shares of SunCoast Bancorp common stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election of directors.

Shares of SunCoast Bancorp common stock represented by a properly executed proxy, if such proxy is received prior to the vote at the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. If no instructions are indicated, such shares of SunCoast Bancorp common stock will be voted for the election as directors of SunCoast Bancorp of the nominees listed below, and in accordance with the recommendations of the Board of Directors as to any other matter which may properly come before the annual meeting.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of SunCoast Bancorp, (ii) properly submitting to the Secretary of SunCoast Bancorp a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: SunCoast Bancorp, 8592 Potter Park Drive, Suite 200, Sarasota, Florida 34238, Attention: William F. Gnerre, Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Annual Meeting is being held to elect directors of SunCoast Bancorp to serve a one- year term of office. Each director of SunCoast Bancorp serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the Annual Meeting and each member has been nominated for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2006.

All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select and who are properly nominated.

Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

The following table sets forth certain information regarding the directors of SunCoast Bancorp, each of whom has served as a director since SunCoast Bancorp’s organization in 1998 and has been nominated for reelection at the Annual Meeting. Each of the following individuals is also serving as a director of SunCoast Bank (the “Bank”), the wholly owned subsidiary of SunCoast Bancorp.

Name	Age	Information About Nominee
Larry Berberich	66	Retired owner of a high tech aerospace company; investor

Henry E. Black, M.D.	69	Owner of Cardiovascular Health Institute of Sarasota

H. R. Foxworthy	72	Chairman of the Board of SunCoast Bancorp since April 1998 and of SunCoast Bank since September 2000; retired plumbing contractor and real estate developer; Board member of FCCI Mutual Insurance Company since 1962

William F. Gnerre	65	Executive Vice President, Chief Operating Officer and Secretary of SunCoast Bancorp (April 1998 to present) and SunCoast Bank (September 1999 to present)

James C. Rutledge	58	Real Estate Investor/Developer - Rutledge Realty and Development Company, Inc.

John T. Stafford	57	President and Chief Executive Officer of SunCoast Bancorp (April 1998 to present) and SunCoast Bank (September 1999 to present); Chairman (2004 - present) and Vice Chairman (1996 - 2004) of FCCI Mutual Insurance Company

Dr. Stanley A. Williams	61	Retired Dentist; Investor

Roy A. Yahraus	57	Owner of Gulf Coast Building Materials (1995 to 1997) and Sales Manager (1997 to present); Vice President of Proline, Inc. and real estate investor/developer

Information About the Board of Directors and Its Committees

The Board of Directors of SunCoast Bancorp held 12 meetings during 2004. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. Directors of SunCoast Bancorp and the Bank receive $300.00 for each regularly scheduled monthly board meeting attended.

SunCoast Bancorp’s Board of Directors presently has several committees, including a compensation committee, a nominating committee, and an audit committee.

Compensation Committee. The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits for the executive officers of SunCoast Bancorp. The members of this committee consist of Messrs. Black, Foxworthy, Stafford, Williams and Yahraus. The committee held one meeting during 2004.

Nominating Committee. The SunCoast Bancorp Board of Directors has established a nominating committee consisting of Messrs. Black, Williams and Yahraus, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The nominating committee met once during 2004. For additional information regarding SunCoast Bancorp’s nominating committee, see “Nomination of Directors,” below.

Audit Committee. SunCoast Bancorp’s audit committee presently consists of Messrs. Berberich, Black, Foxworthy, and Rutledge, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. Pursuant to the provisions of the Sarbanes-Oxley Act of 2002, the SEC has adopted rules requiring companies to disclose whether or not at least one member of the audit committee is a “financial expert” as defined in such rules, and, if not, why. None of the current members of the Audit Committee meet the criteria set forth in such rules qualifying them as a “financial expert,” which is basically limited to those who have prepared or audited comparable public company financial statements or who have actively supervised such a person. While it might be possible to recruit a person who meets these qualifications, the Board has determined that in order to fulfill all of the functions of the Board and the Audit Committee, each member of the Board and the Audit Committee should meet all the criteria that have been established by the Board for Board membership, and it is not in the best interest of SunCoast Bancorp to nominate as a director someone who does not have all the experience, attributes and qualifications the Board seeks. The Audit Committee consists of four non-employee directors, each of whom has been selected for the Audit Committee by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures of the Bank of its financial condition and performance, internal accounting operations, and are independent auditors. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. The Audit Committee of the Board is responsible for providing independent, objective oversight and review of SunCoast Bancorp’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors, a copy of which is included as Appendix A to this Proxy Statement. The Audit Committee held four meetings in 2004.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as SunCoast Bancorp’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with SunCoast Bancorp’s management, and the independent accountants, regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of SunCoast Bancorp’s financial statements, and

•	changes in SunCoast Bancorp’s accounting practices, principles, controls or methodologies, or in SunCoast Bancorp’s financial statements, and recent developments in accounting rules.

NOMINATION OF DIRECTORS

The nominating committee operates pursuant to a written charter that has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter was attached as Appendix A to SunCoast Bancorp’s proxy statement for its 2004 Annual Meeting of Shareholders. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in SunCoast Bancorp’s good corporate citizenship and corporate image, have time available for meetings and consultation on SunCoast Bancorp matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The nominating committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of SunCoast Bancorp at the principal executive offices of SunCoast Bancorp not later than the close of business on the 120th day prior to the first anniversary of the date on which SunCoast Bancorp first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder.

SunCoast Bancorp’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of SunCoast Bancorp at 8592 Potter Park Drive, Sarasota, Florida 34238, attention: President and Chief Executive Officer. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. SunCoast Bancorp does not have a policy that requires directors to attend the Annual Meeting. Eight members of the Board attended last year’s Annual Meeting.

EXECUTIVE OFFICERS

The following lists the executive officers of SunCoast Bancorp, all positions held by them with SunCoast Bancorp and the Bank, the period each such position has been held, a brief account of their business experience during the past five years and their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows SunCoast Bancorp’s annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office.

Executive Officers	Age	Information About Executive Officers
John T. Stafford	57	President and Chief Executive Officer of SunCoast Bancorp (April 1998 to present) and SunCoast Bank (September 1999 to present); Chairman (2004 - present) and Vice Chairman (1996 - 2004) of FCCI Mutual Insurance Company

William F. Gnerre	65	Executive Vice President, Chief Operating Officer and Secretary of SunCoast Bancorp (April 1998 to present) and SunCoast Bank (September 1999 to present)

John S. Wilks, Jr.	40	Senior Vice President and Chief Financial Officer of SunCoast Bancorp (February 1999 to present) and SunCoast Bank (September 1999 to present)

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid or accrued by SunCoast Bancorp to or on behalf of SunCoast Bancorp’s and the Bank’s President and Chief Executive Officer for services to SunCoast Bancorp and the Bank in 2004. Neither SunCoast Bancorp nor the Bank has entered into an employment agreement with Mr. Stafford.

Name and Principal Position	Year	Annual Compensation						Long Term Compensation
		Salary		Bonus		Other Annual Compensation(1)		Stock Option Awards
John T. Stafford President and Chief Executive Officer of SunCoast Bancorp and the Bank	2004 2003 2002	$ $ $	96,075 84,635 90,333	$ $ $	-0- -0- -0-	$ $ $	13,700 13,600 13,514	6,300 -0- -0-

(1)	Represents an automobile allowance of $10,800 and the payment of country club dues.

Stock Option Plans. SunCoast Bancorp has a stock option plan for its officers and employees (the “Employee Plan”) and a stock option plan for its directors (the “Director Plan”). The Employee Plan authorizes the issuance of options for 58,800 shares to Bank officers and employees and the Director Plan authorizes the issuance of options for 44,100 shares to SunCoast Bancorp and Bank directors. Each of the Plans has been approved by the shareholders of SunCoast Bancorp. The following table provides information regarding these equity compensation plans as of December 31, 2004.

	(a) Number of securities to be issued upon exercise ofoutstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Employee Plan	46,200	$10.32	12,600
Directors Plan	44,100	9.52	0
Equity compensation plans not approved by security holders	—	—	—

Total	90,300	$9.93	12,600

The following table provides information regarding stock options granted to Mr. Stafford during 2004.

Individual Grants					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees In Fiscal Year	Exercise or Base Price ($ / Share)	Expiration Date
					5%	10%
John T. Stafford	6,300	33.3%	$11.38	9/1/2014	$45,088	$114,262

(1)	Reflects the value that would be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the common stock over the term of the options. These numbers do not take into account plan provisions providing for termination of the option following termination of employment or non-transferability.

The following tables provides information regarding the number and value of stock options held by Mr. Stafford at December 31, 2004. No options were exercised by Mr. Stafford during 2004.

Name	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised in- the-Money Options/ SARs at FY-End($) Exercisable/ Unexercisable
John T. Stafford	7,350 / 6,300	$60,491 / $40,131

Profit Sharing Plan. The Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. The Bank may contribute a percentage amount provided that only salary reductions up to 5% of compensation will be considered. The Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by the Bank vest based upon percentage amounts of 25% to 100% over one to four years of service.

RELATED PARTY TRANSACTIONS

The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed SunCoast Bancorp’s 2004 audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in SunCoast Bancorp’s Annual Report on Form 10-KSB for 2004 for filing with the SEC.

This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. The Audit Committee considered and concluded that the independent auditor’s provision of non-audit services in 2004 was compatible with applicable independence standards.

Audit Committee Larry Berberich Henry E. Black, M.D. H. R. Foxworthy James C. Rutledge

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Proposals of shareholders of SunCoast Bancorp intended to be presented at the 2006 Annual Meeting of Shareholders must be received by SunCoast Bancorp at its principal executive offices on or before December 1, 2005, in order to be included in SunCoast Bancorp’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of SunCoast Bancorp for the current year ending December 31, 2005. Hacker, Johnson & Smith, P.A. has served as independent public accountants for SunCoast Bancorp and the Bank since 1999. The Board does not anticipate that a representative of Hacker, Johnson & Smith, P.A. will be present at the Annual Meeting.

Fees Paid to the Independent Auditor

The following sets forth information on the fees paid by SunCoast Bancorp to Hacker, Johnson & Smith, P.A. for 2003 and 2004.

	2004	2003
Audit Fees	$31,000	$19,500
Audit-Related Fees	0	0
Tax Fees	4,000	3,400
All Other Fees	4,800	0

Total Fees	$39,800	$22,900

All services rendered by Hacker, Johnson & Smith are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. Pursuant to the rules of the SEC, the fees paid to Hacker, Johnson & Smith for services are disclosed in the table above under the categories listed below.

(1)	Audit Fees – These are fees for professional services perform for the audit of SunCoast Bancorp’s annual financial statements and review of financial statements included in SunCoast Bancorp’s 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees – These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of SunCoast Bancorp’s financial statements. No such services were performed by Hacker, Johnson & Smith in 2004.

(3)	Tax Fees – These are fees for professional services performed by Hacker, Johnson & Smith with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for SunCoast Bancorp and its consolidated subsidiary; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

(4)	All Other Fees – These fees relate to the review by Hacker, Johnson & Smith of SunCoast Bancorp’s private placement memorandum in connection with the private placement of preferred stock in 2004.

These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of Hacker, Johnson & Smith, which is the audit of SunCoast Bancorp’s consolidated financial statements.

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information as of March 15, 2005 with respect to ownership of the outstanding common stock of SunCoast Bancorp (i) each director of SunCoast Bancorp, (ii) all directors and executive officers of SunCoast Bancorp, as a group, and (iii) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock.

Name	Shares Beneficially Owned(1)		Percent of Outstanding Shares(2)
Larry Berberich	40,982	(3)	5.5%
Henry E. Black, M.D.	39,270	(4)	5.3%
H. R. Foxworthy	40,983		5.5%
William F. Gnerre	17,850		2.4%
James C. Rutledge	28,350	(5)	3.8%
John T. Stafford	38,850		5.2%
Dr. Stanley A. Williams	40,983		5.5%
Roy A. Yahraus	39,270		5.3%
All directors and executive officers, as a group (nine persons)	291,263	(6)	36.5%

(1)	Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. “Beneficial ownership,” determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, includes shares for which an individual, directly or indirectly, has or shares voting or investment power and also includes options which are exercisable within 60 days. Shares set forth in the table also include as to each director, 7,350 shares represented by presently exercisable stock options.

(2)	In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options exercisable within 60 days held by such individual or group, but such unissued shares are not deemed outstanding in calculating the percentage ownership for other persons or groups. The percentages are based on 734,981 shares outstanding on March 15, 2005.

(3)	Includes 33,632 shares held jointly with his spouse.

(4)	Includes 8,326 shares held by a retirement account for his benefit.

(5)	Includes 7,350 shares held by a trust for his benefit.

(6)	Includes 63,000 shares subject to presently exercisable stock options

Section 16(A) Reporting Requirements

Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of SunCoast Bancorp, and persons who beneficially own more than 10% of SunCoast Bancorp’s common stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish SunCoast Bancorp with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons, SunCoast Bancorp believes that, during 2004, all filing requirements applicable to reporting persons were met.

OTHER INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be paid by SunCoast Bancorp. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of SunCoast Bancorp in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of SunCoast Bancorp common stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

Management of SunCoast Bancorp does not know of any matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

Upon the written request of any person whose proxy is solicited by this Proxy Statement, SunCoast Bancorp will furnish to such person without charge (other than for exhibits) a copy of SunCoast Bancorp’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to SunCoast Bancorp, 8592 Potter Park Drive, Sarasota, FL 34238, Attention: John T. Stafford.

APPENDIX A

SUNCOAST BANCORP, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.	COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as determined in accordance with the Rules of the Nasdaq Stock Market. All members of the Committee shall have an understanding of fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until they resign or are removed, or until their respective successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

II.	MEETINGS

The Committee shall meet quarterly, and at such additional times, if any, as the Committee may deem advisable. Members of the Committee may participate in meetings either in person or by means of telephone conference.

III.	RESPONSIBILITIES

The responsibilities of the Audit Committee shall be to:

1	Review this Charter at least annually and recommend any changes to the Board.

2.	Review and discuss the audited financial statements with management.

3.	Make a recommendation to the Board as to whether the audited financial statements reviewed by the Committee should be included in the Corporation’s Annual Report on Form 10-K to be filed with the Securities Exchange Commission with respect to the fiscal year for which the audited financial statements were prepared.

4	Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and take, or recommend that the Board take, any action the Committee deems appropriate to oversee the independence of the outside auditors.

5	Discuss with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

6	Review any significant disagreement among management and the independent accountants concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedure, in connection with the preparation of the financial statements.

7	Approve the selection of the independent accountants; evaluate the performance of the independent accountants; approve any proposed discharge of the independent accountants, where appropriate; and approve the selection of any successor independent accountants.

A-1

This Proxy is solicited on behalf of the Board of Directors

of

SUNCOAST BANCORP, INC.

The undersigned shareholder(s) of SunCoast Bancorp, Inc., a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 15, 2005, and hereby appoints Larry Berberich and Henry E. Black, M.D., or either of them, with individual power of substitution, proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Shareholders of SunCoast Bancorp, Inc. to be held on Tuesday, May 10, 2005, at 10:00 a.m. at The Field Club, 1400 Field Road, Sarasota, Florida 34231, and at any adjournment or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(1)	To elect eight directors, each to serve until the 2006 Annual Meeting of Shareholders and until his successor is elected and qualified:

☐	FOR all nominees listed below (except as indicated to the contrary below)

☐	WITHHOLD authority to vote for all nominees

Nominees:	Larry Berberich, Henry E. Black, M.D., H. R. Foxworthy, William F. Gnerre, James C. Rutledge, John T. Stafford, Dr. Stanley A. Williams and Roy A. Yahraus

Instruction:	To withhold authority to vote for one or more individual nominees, write the nominee’s name in the following space: .

(2)	To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please date and sign this Proxy exactly as name(s) appears on the mailing label. When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name of authorized officer. In the case of joint tenants, each joint owner must sign.

(Signature)

(Signature)

Print Name(s):

Dated:	,	2005

☐ Please mark here if you plan to attend the Annual Meeting of Shareholders.